MORTGAGE LOAN PURCHASE AGREEMENT

           This is a Mortgage Loan Purchase Agreement (the "Agreement"), dated as of December 1, 2000, among Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Purchaser"), New Century Mortgage Corporation, a California corporation ("New Century"), Option One Mortgage Corporation, a California corporation ("Option One"), People's Choice Home Loan, Inc., a Wyoming corporation ("People's Choice," and collectively with New Century and Option One, the "Originators"), and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company (the "Seller").

Preliminary Statement

           The Seller intends to sell the Home Equity Loans (as hereinafter defined) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Seller previously purchased the Home Equity Loans from the Originators and certain of their affiliates (the Home Equity Loans purchased from New Century, Option One and its affiliates and People's Choice being referred to herein as the "New Century Loans," the "Option One Loans" and the "People's Choice Loans," respectively). The Purchaser intends to deposit the Home Equity Loans into a mortgage pool constituting the trust fund. The trust fund will be evidenced by home equity pass-through certificates designated as Series 2000-HE1 (the "Certificates"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, U.S. Bank National Association as trust administrator, National City Bank, as trustee, and New Century and Option One, as master servicers (in such capacity, individually a "Master Servicer" and together, the "Master Servicers"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

           The parties hereto agree as follows:

           SECTION 1.   Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on or before December 15, 2000 (the "Closing Date"), certain fixed-rate and adjustable-rate conventional residential home equity loans (the "Home Equity Loans"), having an aggregate principal balance as of the close of business on December 1, 2000 (the "Cut-off Date") of approximately $1,000,853,643 (the "Closing Balance"), after giving effect to all payments due on the Home Equity Loans on or before the Cut-off Date, whether or not received.

           SECTION 2.    Home Equity Loan Schedule. The Purchaser and the Seller have agreed upon which of the Home Equity Loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement on the Closing Date and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that together shall describe such Home Equity Loans and set forth all of the Home Equity Loans to be purchased under this Agreement. The Closing Schedule will list separately the New Century Loans, the Option One Loans and the People's Choice Loans and will conform to the requirements set forth in this Agreement and to the definition of "Home Equity Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as the Home Equity Loan Schedule under the Pooling and Servicing Agreement.

           SECTION 3.   Consideration.

           In consideration for the Home Equity Loans to be purchased hereunder, the Purchaser shall on the Closing Date, as described in Section 8, (i) pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase Price") equal to the net sale proceeds of the Offered Certificates and (ii) will have delivered to Credit Suisse First Boston Corporation upon the order of the Seller the Class X Certificates, the Class P Certificates, the Class B-IO Certificates and the Residual Certificates (the "Non-Offered Certificates").

           The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Home Equity Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

           Pursuant to the Pooling and Servicing Agreement, the Purchaser will transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders, all the right, title and interest of the Purchaser in and to the Home Equity Loans (other than Sections 17 and 18 hereof), together with its rights under this Agreement.

           SECTION 4.    Transfer of the Home Equity Loans.

           (a)      Possession of Mortgage Files. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Home Equity Loans. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser and immediately transferred to the Trustee. Upon the sale of the Home Equity Loans the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Home Equity Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

           (b)       Delivery of Home Equity Loan Documents. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Home Equity Loan:

(i) the original Mortgage Note, endorsed in blank or in the following form: "Pay to the order of National City Bank, as Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements, showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee or a copy of such original Mortgage Note with an accompanying lost note affidavit executed by the Seller;

(ii) the original Mortgage with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(iii) an original Assignment of Mortgage executed in blank;

(iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee or as contemplated by the immediately preceding clause (iii);

(v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(vi) the original lender's title insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of the title issued by the title insurance or escrow company.

           On the Closing Date (i) less than 1% of the Original Home Equity Loans may have lost note affidavits in lieu of the original Mortgage Notes and (ii) the Seller shall deliver to the Trustee a copy of the original Mortgage Note for each Home Equity Loan with respect to which a lost note affidavit is delivered.

           The Seller shall promptly (and in no event later than thirty (30) Business Days, subject to extension upon a mutual agreement between the Seller and the Trustee, following the later of the Closing Date and the date of receipt by the Seller of recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Fund or the Trustee, in the appropriate public office for real property records, each Assignment referred to in (iii) and (iv) above and shall execute each original Assignment in the following form: "National City Bank, as Trustee under the applicable agreement". In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded. Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments shall not be required to be submitted for recording with respect to any Home Equity Loan only if the Trustee and each Rating Agency has received an opinion of counsel, satisfactory in form and substance to the Trustee and each Rating Agency, to the effect that the recordation of such Assignments in any specific jurisdiction is not necessary to protect the Trustee's interest in the related Mortgage Note; provided further, however, notwithstanding the delivery of any opinion of counsel, each Assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of: (i) reasonable direction by Holders of Certificates entitled to at least 25% of the Voting Rights, (ii) failure of the Master Servicer Termination Test, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller, (iv) the occurrence of a servicing transfer as described in Section 7.02 of the Pooling and Servicing Agreement, (iv) with respect to the Option One Loans, if Option One is no longer a Master Servicer and (v) with respect to the New Century Loans and the People's Choice Loans, if New Century is no longer a Master Servicer, and with respect to any one Assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Notwithstanding the foregoing, if the Seller is unable to pay the cost of recording the Assignments, such expense will be paid by the Trustee in accordance with Section 2.01 of the Pooling and Servicing Agreement.

           Notwithstanding anything to the contrary contained in this Section 4, if any document referred to in Section 4(b)(ii), Section 4(b)(iii) or Section 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon (1) delivery by or on behalf of the Seller promptly upon receipt thereof to or on behalf of the Purchaser or any assignee, transferee or designee of the Purchaser of a copy of such document certified by the Seller in the case of (x) above or the public recording office in the case of (y) above to be a true and complete copy of the recorded original thereof and (2) if such copy is certified by the Seller delivery promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original.

           If the original lender's title insurance policy was not delivered pursuant to Section 4(b)(vi) above, the Seller shall deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser, promptly after receipt thereof, the original lender's title insurance policy. The Seller shall deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser, promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Home Equity Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Home Equity Loan.

           Each original document relating to a Home Equity Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

           (c)     Acceptance of Home Equity Loans. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before, on and after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Home Equity Loans identified on the Home Equity Loan Schedule.

           (d)     Transfer of Interest in Agreements. The Purchaser has the right to assign its interest under this Agreement (other than Sections 17 and 18 hereof), in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller or the Originators, and the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller or an Originator under this Agreement will be promptly reimbursed by the Seller or the applicable Originator, as the case may be.

           (e)     Examination of Mortgage Files. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser, for examination, the Mortgage File pertaining to each Home Equity Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours at any time before or after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Home Equity Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Home Equity Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Home Equity Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

           SECTION 5.      Representations, Warranties and Covenants of the Originators and the Seller.

           (a) Each Originator hereby represents and warrants to the Seller and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that, as to such Originator:

(i) The Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Originator in any state in which a Mortgaged Property relating to a Home Equity Loan originated by the Originator is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Home Equity Loan originated by the Originator;

(ii) The Originator had the full corporate power and authority to originate, hold and sell each Home Equity Loan originated by such Originator prior to the initial sale thereof to the Seller, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Originator the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Purchaser, the Seller and the other Originators, constitutes a legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii) The execution and delivery of this Agreement by the Originator, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Originator and will not (A) result in a breach of any term or provision of the charter or by-laws of the Originator or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement, instrument or indenture to which the Originator is a party or by which it may be bound, or any statute, order or regulation applicable to the Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Originator or any of its property, or result or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Home Equity Loans originated by the Originator or any documents or instruments evidencing or securing the Home Equity Loans originated by the Originator; and the Originator is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Originator's knowledge, would in the future result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Home Equity Loans originated by the Originator or any documents or instruments evidencing or securing the Home Equity Loans originated by the Originator or materially and adversely affect (x) the ability of the Originator to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Originator taken as a whole;

(iv) No consent, approval, authorization, or order of, any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Originator has obtained the same;

(v) The Originator is an approved seller/servicer for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 and Section 211 of the National Housing Act;

(vi) No litigation or proceeding is pending or, to the best knowledge of the Originator, threatened, against the Originator that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Originator to perform any of its other obligations hereunder in accordance with the terms hereof or that would result in a material adverse change in the financial or operating conditions of the Originator;

           (b)      The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

(i) The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Home Equity Loan;

(ii) The Seller had the full power and authority to acquire and hold each Home Equity Loan and has the full power and authority to sell each Home Equity Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Purchaser and each Originator, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii) The execution and delivery of this Agreement by the Seller, the sale of the Home Equity Loans by the Seller to the Purchaser, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Seller and will not (A) result in a breach of any term or provision of the certificate of formation or limited liability company agreement of the Seller or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement, instrument or indenture to which the Seller is a party or by which it may be bound, or any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller or any of its property, or result or will result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Home Equity Loans or any documents or instruments evidencing or securing the Home Equity Loans; and the Seller is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Seller's knowledge, would in the future result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Home Equity Loans or any documents or instruments evidencing or securing the Home Equity Loans or materially and adversely affect (x) the ability of the Seller to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Seller taken as a whole;

(iv) No consent, approval, authorization, or order of, any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same;

(v) No litigation or proceeding is pending or, to the best knowledge of the Seller, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the issuance of the Certificates or the ability of the Seller to perform any of its obligations hereunder in accordance with the terms hereof or, that would result in a material adverse change in the financial or operating conditions of the Seller;

(vi) The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Home Equity Loans;

(vii) Each Mortgage Note, each Mortgage, each Assignment and any other document required to be delivered by or on behalf of the Seller under this Agreement to the Purchaser or any assignee, transferee or designee of the Purchaser for each Home Equity Loan has been or will be, in accordance with Section 4(b) hereof, delivered to the Purchaser or any such assignee, transferee or designee. With respect to each Home Equity Loan, the Seller is in possession of a complete Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents that (A) have been delivered (1) to the Purchaser or any assignee, transferee or designee of the Purchaser or (2) for recording to the appropriate public recording office and have not yet been returned or (B) are not required to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser until such date following the Closing Date as provided in Section 4;

(viii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

(ix) The Seller (A) is a solvent entity and is paying its debts as they become due and (B) after giving effect to the transfer of the Home Equity Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due;

(x) The form of endorsement of each Mortgage Note satisfied the requirement, if any, of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note; and each Assignment to be delivered hereunder is in recordable form and is sufficient to effect the assignment of and to transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which that Assignment relates;

(xi) The transfer of the Home Equity Loans to the Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets; and

(xii) Immediately prior to the sale of the Home Equity Loans to the Purchaser as herein contemplated, the Seller had good title to, and was the sole owner of, the Home Equity Loans, and such sale validly transfers the Home Equity Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

           SECTION 6.      Representations and Warranties of the Originators Relating to the Individual Home Equity Loans.

          New Century hereby represents and warrants to the Seller and the Purchaser that, as of the Closing Date, with respect to the New Century Loans; Option One hereby represents and warrants to the Seller and the Purchaser that, as of the Closing Date, with respect to the Option One Loans; and People's Choice hereby represents and warrants to the Seller and the Purchaser that, as of the Closing Date, with respect to the People's Choice Loans, as follows:

(i) The information furnished by the Originator to prepare the Home Equity Loan Schedule is complete, true and correct;

(ii) [Reserved];

(iii) All payments required to be made on or before the first day of the month prior to the month of the Closing Date with respect to such Home Equity Loan under the terms of the Mortgage Note have been made; and the Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage, and no Home Equity Loan has been delinquent for more than 30 days in the prior 12 months;

(iv) At origination there were no, and at the Closing Date to the best of the Originator's knowledge, there are no, delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Home Equity Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the related Mortgage File and the terms of which are reflected in the Home Equity Loan Schedule;

(vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Home Equity Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Home Equity Loan have been complied with. Any and all statements or acknowledgments required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

(ix) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(x) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Home Equity Loan and which do not adversely affect the Appraised Value of the Mortgaged Property and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Home Equity Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Originator had full right to sell and assign the same to the Seller. The Mortgaged Property was not, as of the date of origination of the Home Equity Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

(xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

(xii) To the best of the Originator's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Home Equity Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage is in an individual capacity or family trust that is guaranteed by a natural person;

(xiii) The proceeds of the Home Equity Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Home Equity Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

(xiv) Immediately prior to the sale of the Home Equity Loan to the Seller, the Originator or one of its affiliates was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and had full right to transfer and sell the Home Equity Loan to the Seller free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(xv) All parties which have had any interest in the Home Equity Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

(xvi) The Home Equity Loan is covered by an ALTA lender's title insurance policy with an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or 6.1, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(A) and (B) above) the Originator, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Home Equity Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

(xvii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Originator has not waived any default, breach, violation or event of acceleration. For purposes of the foregoing, a delinquent payment of less than 30 days on a Home Equity Loan in and of itself does not constitute a default, breach, violation or event of acceleration with respect to such Home Equity Loan;

(xviii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(xix) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. Each appraiser satisfies the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

(xx) The Home Equity Loan was (i) originated by the Originator or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Originator directly through loan brokers or correspondents such that (a) the Home Equity Loan was originated in conformity with the Originator's underwriting guidelines, (b) the Originator approved the Home Equity Loan prior to funding and (c) the Originator provided the funds used to originate the Home Equity Loan and acquired the Home Equity Loan on the date of origination thereof;

(xxi) Principal payments on the Home Equity Loan commenced no more than two months after the proceeds of the Home Equity Loan were disbursed. The Home Equity Loan bears interest at the Mortgage Interest Rate. The Mortgage Note is payable on the first day of each month in Monthly Payments which, in the case of adjustable rate Home Equity Loans, are changed on each Adjustment Date to an amount which will amortize the Stated Principal Balance of the Home Equity Loan over its remaining term at the Mortgage Interest Rate. Interest on the Home Equity Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. The Mortgage Note does not permit negative amortization. The Home Equity Loan does not permit the Mortgagor to convert any adjustable rate Home Equity Loan to a fixed rate Home Equity Loan;

(xxii) The origination and collection practices used by the Originator with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Home Equity Loan has been serviced in accordance with the terms of the Mortgage Note and applicable law. Any adjustments to the Mortgage Interest Rate have been made in compliance with the Mortgage Note and applicable law. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession, or under the control, of the Originator and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due an Originator have been capitalized under any Mortgage or the related Mortgage Note;

(xxiii) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Since the date of origination of the Home Equity Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor, which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Originator and the Originator has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

(xxv) The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least ten (10) years greater than the remaining term of the related Mortgage Note;

(xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to above;

(xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Home Equity Loan application, by a qualified appraiser, duly appointed by the Originator , who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Home Equity Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac;

(xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

(xxix) No Home Equity Loan contains provisions pursuant to which Monthly Payments are (A) paid or partially paid with funds deposited in any separate account established by the Originator, the Mortgagor, or anyone on behalf of the Mortgagor, (B) paid by any source other than the Mortgagor or (C) contains any other similar provisions which may constitute a "buydown" provision. The Home Equity Loan is not a graduated payment home equity loan and the Home Equity Loan does not have a shared appreciation or other contingent interest feature;

(xxx) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate home equity loans; and if the Home Equity Loan is a refinanced Home Equity Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a Refinanced Home Equity Loan, and evidence of such receipt is and will remain in the Mortgage File;

(xxxi) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Home Equity Loan pursuant to Section 4(b), are in compliance with the specific requirements of Section 4(b);

(xxxii) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(xxxiii) To the best of the Originator's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Home Equity Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Home Equity Loan or in the application of any insurance in relation to such Home Equity Loan;

(xxxiv) The Assignment of Mortgage, is in recordable form and (other than with respect to the blank assignee) is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxxv) Any principal advances made to the Mortgagor have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Home Equity Loan;

(xxxvi) No Home Equity Loan has a balloon payment feature;

(xxxvii) If the Mortgaged Property consists of a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae's eligibility requirements;

(xxxviii) Neither the Originator nor any affiliate of the Originator has made a mortgage on any Mortgaged Property other than the Home Equity Loan;

(xxxix) No Home Equity Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994, P.L. 103-325, 108 Stat 2160 or any comparable state law;

(xl) To the best of the Originator's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the value of the Home Equity Loans;

(xli) Each Home Equity Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

(xlii) Each Prepayment Charge set forth on the Home Equity Loan Schedule is valid and enforceable under applicable law except as enforcement thereof may be limited by bankruptcy, insolvency or similar laws, and the term of any Prepayment Charge does not exceed five years;

(xliii) With respect to each adjustable rate Home Equity Loan on each Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the Index plus the Gross Margin, rounded as set forth in the applicable Mortgage Note, subject to the Periodic Rate Cap, the Maximum Rate and the Minimum Rate.

(xliv) No Home Equity Loan provides for primary mortgage insurance and the proceeds thereof were not used to fund single-premium credit insurance policies; and

(xlv) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Home Equity Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

           SECTION 7.      Repurchase Obligation for Defective Documentation and for Breach of Representation and Warranty.

           (a)    The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Home Equity Loans or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of mortgage pass-through certificates evidencing an interest in all or a portion of the Home Equity Loans. With respect to the representations and warranties contained herein except for Section 6(xxxiii) and 6(xl), which are made to the knowledge or the best of knowledge of an Originator or the Seller, or as to which an Originator or the Seller has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Home Equity Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by an Originator or the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the applicable Originator or the Seller shall take such action described in the following paragraph in respect of such Home Equity Loan.

           Upon discovery by an Originator, the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller, and not transferred by the Originator to the Seller (as listed on the Trustee's Preliminary Exception Report), as part of, any Mortgage File or of a breach of any of the representations and warranties contained in Section 5 or Section 6 that materially and adversely affects the value of any Home Equity Loan or the interest of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others. Within ninety (90) days of its discovery or its receipt of notice of any such missing documentation which was not transferred to the Seller as described above or materially defective documentation or any such breach of a representation and warranty, the applicable Originator promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event such Originator cannot deliver such missing document or such defect or breach cannot be cured, such Originator shall, within 90 days of its discovery or receipt of notice, either (i) repurchase the affected Home Equity Loan at a price equal to the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Home Equity Loan from the Trust Fund and substitute one or more Qualified Substitute Home Equity Loans. With respect to Home Equity Loans where the Mortgage File is missing a material document that was transferred from the Originator to the Seller, within ninety (90) days of its discovery or its receipt of notice of any such missing document, the Seller promptly shall deliver such missing document or, in the event the Seller cannot deliver such missing document, the Seller shall, within 90 days of its discovery or receipt of notice, either (i) repurchase the affected Home Equity Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Home Equity Loan from the Trust Fund and substitute one or more Qualified Substitute Home Equity Loans. The applicable Originator or the Seller, as the case may be, shall amend the Closing Schedule to reflect the withdrawal of such Home Equity Loan from the terms of this Agreement and the Pooling and Servicing Agreement and the addition, if any, of a Qualified Substitute Home Equity Loan. The applicable Originator or the Seller, as the case may be, shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by deposit in the Collection Account of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

           (b)     It is understood and agreed that the obligations of the Originators set forth in this Section 7 to cure, repurchase or substitute for a defective Home Equity Loan constitute the sole remedies of the Seller and the Purchaser against the Originators respecting a missing or defective document or a breach of the representations and warranties contained in Section 5 or Section 6. It is understood and agreed that the obligations of the Seller set forth in this Section 7 to repurchase or substitute for a Home Equity Loan as to which a material document is missing constitute the sole remedies of the Purchaser against the Seller respecting a missing document.

           SECTION 8.      Closing; Payment for the Home Equity Loans. The closing of the purchase and sale of the Home Equity Loans shall be held at the New York City office of Stroock & Stroock & Lavan LLP at 10:00 am New York City time on the Closing Date.

           The closing shall be subject to each of the following conditions:

           (a)    All of the representations and warranties of the Originators and the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

           (b)     The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

           (c)     The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Home Equity Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

           (d)     All other terms and conditions of this Agreement shall have been complied with.

           Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Home Equity Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Price in immediately available funds and delivery of the Non-Offered Certificates to Credit Suisse First Boston Corporation.

           SECTION 9.      Closing Documents. Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

           (a)    An Officers' Certificate of the Seller, dated the Closing Date, upon which the Purchaser and Credit Suisse First Boston Corporation, as representative of the several underwriters (the "Representative"), may rely, in the form of Exhibit 1 hereto, and attached thereto copies of the certificate of formation, limited liability company agreement and certificate of good standing of the Seller under the laws of Delaware;

           (b)    An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Originators, the Purchaser and the Representative, substantially in the form attached hereto as Exhibit 2;

           (c)    An Officers' Certificate of each Originator, dated the Closing Date, upon which the Seller, the Purchaser and the Representative may rely, in the form of Exhibit 3 hereto, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of such Originator under the laws of its jurisdiction of incorporation;

           (d)    An Opinion of Counsel of each Originator (which may be in-house counsel), dated the Closing Date and addressed to the Seller, the Purchaser and the Representative, substantially in the form attached hereto as Exhibit 4;

           (e)    A letter from each Originator's certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Originator Information (as defined in Section 17(a) below) agrees with the records of the applicable Originator;

           (f)    Such opinions of counsel as the Rating Agencies, the Trust Administrator or the Trustee may request in connection with the sale of the Home Equity Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

           (g)    A letter from Deloitte & Touche L.L.P., certified public accountants, dated the date hereof and to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's Prospectus Supplement, dated December 13, 2000, under the captions "Summary of Prospectus Supplement," "The Home Equity Loan Pool," "Yield on the Certificates," "Description of the Certificates" and "Pooling and Servicing Agreement--The Master Servicers" agrees with the records of the Seller;

           (h)    Each Master Servicer shall deliver to the Purchaser for inclusion in the Prospectus Supplement under the captions "The Home Equity Loan Pool" and "Pooling and Servicing Agreement--The Master Servicers," or for inclusion in other offering material such publicly available information regarding such Master Servicer, its financial condition and its home equity loan delinquency, foreclosure and loss experience, underwriting standards, lending activities and loan sales, production, and servicing and collection practices, and any similar nonpublic, unaudited financial information and a computer tape with respect to the pool information;

           (i)    Letters from at least two nationally recognized statistical rating agencies rating the Offered Certificates; and

           (j)    Such further information, certificates, opinions and documents as the Purchaser or the Underwriter may reasonably request.

           SECTION 10.      Costs. Each Originator shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Home Equity Loans originated by such Originator, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments of Mortgage, the fees and expenses of such Originator's in-house accountants and in-house attorneys, the costs and expenses incurred in connection with producing such Originator's loan loss, foreclosure and delinquency experience and the costs and expenses incurred in connection with obtaining the letter referred to in Section 9(e). The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus, prospectus supplement, any blue sky filings and private placement memorandum relating to the Certificates and other related documents, the initial fees, costs and expenses of the Trustee, the fees and expenses of the Purchaser's counsel in connection with the preparation of all documents relating to the securitization of the Home Equity Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates, the cost of any opinions of outside special counsel that may be required for an Originator, the cost of obtaining the letter referred to in Section 9(g) hereof and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

           SECTION 11.      Servicing. The Seller has represented to the Purchaser that the New Century Loans and the People's Choice Loans are being serviced by New Century and that the Option One Loans are being serviced by Option One, and it is understood and agreed by and among the Originators, the Seller and the Purchaser that any interim servicing arrangements with New Century and Option One will be superseded by the servicing arrangements set forth in the Pooling and Servicing Agreement.

           SECTION 12.      Mandatory Delivery; Grant of Security Interest. The sale and delivery on the Closing Date of the Home Equity Loans in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Home Equity Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Home Equity Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Home Equity Loan and each document and instrument evidencing each such Home Equity Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Home Equity Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Home Equity Loan to the extent permitted by this Agreement and (ii) obligation to deliver or cause to be delivered the consideration for the Home Equity Loans pursuant to Section 8 hereof. Any Home Equity Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. The Seller agrees that, upon acceptance of the Home Equity Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Home Equity Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

           Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Home Equity Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 12 shall be deemed to have been released.

           SECTION 13.      Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to or mailed by registered mail, postage prepaid, if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, New York, New York 10010, Attention: Greg Petroski, telecopy number: (212) 325-8107, or such other address or telecopy number as may hereafter be furnished to the other parties in writing by the Purchaser; if to the Seller, addressed to the Seller at 11 Madison Avenue, New York, New York 10010, Attention: Greg Petroski, telecopy number: (212) 325-8107, or to such other address or telecopy number as may hereafter be designated to the other parties in writing by the Seller; and if to an Originator, at the address or telecopy number set forth below the name of such Originator on the signature page hereof, or such other address or telecopy number as may hereafter be furnished to the other parties in writing by an Originator.

           SECTION 14.      Severability of Provisions. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Home Equity Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

           SECTION 15.      Agreement of Parties. The Originators, the Seller and the Purchaser each agree to execute and deliver such instruments (including UCC financing statements and continuation statements) and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

           SECTION 16.      Survival. (a) The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Home Equity Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

           (b)    Each Originator agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Seller and the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Seller, the Purchaser or on their behalf, and that the representations, warranties and agreements made by such Originator herein or in any such certificate or other instrument shall continue in full force and effect, notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

           SECTION 17.      Indemnification. (a) Each Originator, severally and not jointly, will indemnify and hold harmless each of (i) Credit Suisse First Boston Corporation, as representative of the underwriters (the "Representative"), (ii) the Purchaser and (iii) each person, if any, who controls the Representative or the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act") ((i) through (iii) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities, to which the Indemnified Party may become subject, under the 1933 Act or otherwise, and will reimburse each Indemnified Party for any legal or other expenses incurred by the Indemnified Party in connection with investigating or defending any such loss, claim, expenses, damage, liability or action insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement dated December 13, 2000 (the "Prospectus Supplement"), as amended or supplemented, relating to the public offering of the Certificates, representing interests in the Home Equity Loans, or in any other offering document (the "Private Placement Memorandum") relating to the offering by the Purchaser or an affiliate thereof, of the Class X, Class P and Class B-IO Certificates, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with (i) information furnished in writing to the Purchaser or any of its affiliates by such Originator specifically for use therein, which shall include, with respect to the Prospectus Supplement, the information set forth under the name of such Originator on Annex I hereto, and, with respect to any Private Placement Memorandum, any information of a comparable nature, (ii) the data files containing information with respect to the Home Equity Loans as transmitted by modem to the Purchaser by such Originator or any of its affiliates (as such transmitted information may have been amended in writing by such Originator or any of its affiliates and received by the Purchaser subsequent to transmission) specifically for use therein, which shall include, with respect to the Prospectus Supplement, the information set forth under the name of such Originator on Annex I hereto and, with respect to any Private Placement Memorandum, any information of a comparable nature or (iii) any representation, warranty or covenant made by such Originator or any affiliate of such Originator in this Agreement and the Pooling and Servicing Agreement, on which the Indemnified Party has relied ((i) through (iii) collectively for each Originator, such Originator's "Originator Information"), provided however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Seller described above and (2) any other factual basis, the Seller shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims expenses, damages or liabilities of the person or persons asserting the claim are determined to arise from or be based only upon matters set forth in clause (1) above. An Originator's liability under this Section 17 shall be in addition to any other liability such Originator may otherwise have.

           (b)    The Purchaser agrees to indemnify and hold harmless each Originator, its officers and its directors, and each person who controls such Originator within the meaning of either the 1933 Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Prospectus or Private Placement Memorandum, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of the date thereof and as of the Closing Date, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the Originator Information furnished by such Originator and will reimburse each Originator and any controlling person for any legal or other expenses reasonably incurred by such Originator and any controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Purchaser's liability under this Section 17 shall be in addition to any other liability the Purchaser may otherwise have.

           (c)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 17(a) or 17(b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Purchaser, in the case of parties indemnified pursuant to clause 17(a) and by the applicable Originator, in the case of parties indemnified pursuant to clause 17(b). The indemnifying party may, at its option, at any time upon written notice to the indemnified party, assume the defense of any proceeding and may designate counsel satisfactory to the indemnified party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the prior written consent of the indemnified party or, if (i) such settlement does not include a statement as to, or on admission of fault, culpability or failure to act by or on behalf of the indemnified party and (ii) such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the prior written consent of the indemnified party.

           (d)    If the indemnification provided for in this Section 17 is unavailable to an indemnified party under Section 17(a) or 17(b) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           (e)    In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 17 is due in accordance with its terms but is for any reason held by a court to be unavailable from an Originator on grounds of policy or otherwise, the applicable Originator on the one hand and the Purchaser on the other hand shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the applicable Originator on the one hand and the Purchaser on the other hand may be subject in such proportion as is appropriate to reflect the relative benefits received by the applicable Originator on the one hand and the Purchaser on the other hand from the sale of the Home Equity Loans; provided, however, that in no case shall the Purchaser be responsible for any amount in excess of 0.225% of the aggregate initial principal balance of the Home Equity Loans originated by such Originator. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the applicable Originator on the one hand and the Purchaser on the other hand shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the applicable Originator on the one hand and the Purchaser on the other hand in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the applicable Originator shall be deemed to be equal to the total net proceeds received by such Originator or its affiliates (before deducting expenses) from their sale of Home Equity Loans to the Seller and benefits received by the Purchaser shall be deemed to be equal to 0.225% of the aggregate initial principal balance of such Home Equity Loans. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to the information provided by the applicable Originator on the one hand or the Purchaser on the other hand. The Seller and the Originators agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (e) the Purchaser and its affiliates shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates underwritten by the Representative and distributed to the public were offered to the public exceeds the amount of any damages which such Purchaser and its affiliates have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 17, each person, if any, who controls the Purchaser within the meaning of the Securities Act or the 1934 Act and each director, officer, employee and agent of the Purchaser shall have the same rights to contribution as the Purchaser, and each person, if any, who controls an Originator within the meaning of either the Securities Act or the 1934 Act and each director of an Originator shall have the same rights to contribution as an Originator, subject in each case to the applicable terms and conditions of this paragraph 17(e).

           (f)    The indemnity and contribution agreements contained in this Section 17 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser or any person controlling the Purchaser or by or on behalf of an Originator and their respective directors or officers or any person controlling an Originator, and (iii) acceptance of and payment for any of the Certificates.

           SECTION 18.      Termination of Obligations. The Purchaser may terminate its obligations hereunder by notice to the Seller at any time before delivery of and payment of the purchase price for the Home Equity Loans if: (i) any of the conditions set forth in Section 8 and 9 hereof are not satisfied when and as provided therein; (ii) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller or for the winding up or liquidation of the affairs of the Seller; (iii) there shall have been the consent by the Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to substantially all of the Mortgaged Property of the Seller; or (iv) a Termination Event shall have occurred. The termination of the Purchaser's obligations hereunder shall not terminate the Purchaser's rights hereunder or its right to exercise any remedy available to it at law or in equity. A "Termination Event" means the existence of any one or more of the following conditions:

(a) a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Securities and Exchange Commission; or

(b) subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Certificates, by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act; or

(c) subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, in the earnings, affairs, regulatory situation or business prospects of the Seller which is reasonably determined by the Purchaser to be material; or

(d) subsequent to the date of this Agreement there shall have occurred any of the following: (i) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Seller on any exchange or in the over-the-counter market or a suspension or material limitation in trading in securities substantially similar to the Certificates; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Purchaser makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Prospectus Supplement.

           SECTION 19.      GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

           SECTION 20.      Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

           It is the express intent of the parties hereto that the conveyance of the Home Equity Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Home Equity Loans by the Seller to the Purchaser and not as a pledge of the Home Equity Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Home Equity Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Home Equity Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Home Equity Loans and all amounts payable to the holders of the Home Equity Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Home Equity Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

           SECTION 21.      Third Party Beneficiary. Each of the Trustee and the NIM Insurer shall be a third party beneficiary hereof and shall be entitled to enforce the provisions hereof as if a party hereto, except the provisions of Section 17 and 18 hereof. This provision shall not limit waiver, enforcement and consent powers that the NIM Insurer has except as specifically agreed in a separate letter agreement between such parties or as otherwise agreed between the NIM Insurer and the parties may perform in accordance with such powers. The Representative, on behalf of the underwriters, shall be a third party beneficiary hereof solely with respect to Section 17 and shall be entitled to enforce the provisions of Section 17 as if it were a party hereto.

           IN WITNESS WHEREOF, the Purchaser, the Seller and the Originators have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:/s/ Kari S. Roberts
   Name: Kari S. Roberts
   Title: Vice President
             Credit Suisse First Boston
             Mortgage Securities Corp.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

By:/s/ Kari S. Roberts
   Name: Kari S. Roberts
   Title: Vice President
             Credit Suisse First Boston
             Mortgage Securities Corp.

NEW CENTURY MORTGAGE CORPORATION
18400 Von Karman
Suite 1000
Irvine, California 92612
Attn: John Kontoulis
Telecopy No.:

By:/s/ Patrick Flanagan
   Name: Patrick Flanagan
   Title: Executive Vice President/Chief
             Operating Officer

OPTION ONE MORTGAGE CORPORATION
3 Ada
Irvine, California 92618
Attn: William L. O'Neill
Telecopy No.: 949-790-7540

By:/s/ Paul S. Wells
   Name: Paul S. Wells
   Title: Assistant Secretary

PEOPLE'S CHOICE HOME LOAN, INC.
7525 Irvine Center Drive
Suite 250
Irvine, California 92618
Attn: Michael K. Henderson
Telecopy No: ____________

By:/s/ Michael K. Henderson
   Name: Michael K. Henderson
   Title: Chief Financial Officers

ANNEX I

ORIGINATOR INFORMATION

[To Be Provided]

EXHIBIT 1

[FORM OF OFFICER'S CERTIFICATE OF THE SELLER]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

Officer's Certificate

          I, _______________, hereby certify that I am the duly appointed ____________ of Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company (the "Company"), and further certify, on behalf of the Company, as follows:

1. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Formation and Limited Liability Company Agreement of the Company, both of which are in full force and effect on the date hereof. There has been no amendment or other document filed affecting the Certificate of Formation of the Company since December __, 2000, and no such amendment has been authorized. There has been no amendment or other document executed affecting the Limited Liability Company Agreement of the Company since December __, 2000, and no such amendment has been authorized. Attached hereto as Exhibit B is a certificate of good standing, dated December __, 2000 issued by the State of Delaware with respect to the Company. No event has occurred since the date thereof that has affected the good standing of the Company under the laws of the State of Delaware.

2. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Company that, if adversely determined, individually or in the aggregate, would adversely affect the Company’s ability to perform its obligations under (ii) the Mortgage Loan Purchase Agreement, dated as of December 1, 2000 (the “Mortgage Loan Purchase Agreement”), among the Company, Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) and the Originators named therein or (ii) the Pooling and Servicing Agreement, dated as of December __, 2000 (the “Pooling and Servicing Agreement”; together with the Mortgage Loan Purchase Agreement, (the “Agreements”), among the Depositor, the Master Servicers named therein and U.S. Bank National Association, as trustee. No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

3. Each person who, as an officer or representative of the Company signed the Agreements and any other document delivered prior hereto or on the date hereof in connection with the transactions described in the Agreements was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

4. All of the representations and warranties of the Company under the Agreements are true and correct in all material respects as of the Closing Date and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreements.

5. Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

           IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated: December __, 2000

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC By: Name: Title:

           I, ________________________________, [Assistant] Secretary of __________ ____________________, hereby certify that _____________________________________ is the duly elected, qualified and acting ______________________________________________ of _______________________________ and that the signature appearing above is his genuine signature.

           IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: December __, 2000

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC By: Name: Title:

EXHIBIT 2

[FORM OF OPINION OF COUNSEL TO THE SELLER]

EXHIBIT 3

FORM OF ORIGINATOR'S OFFICER'S CERTIFICATE

           I, ________________________, hereby certify that I am a duly elected ______________ of ___________________, a _________ corporation (the "Company"), and further certify, on behalf of the Company as follows:

        1.      Attached hereto as Attachment I are a true and correct copy of the Articles of Incorporation and by-laws of the Company as in full force and effect on the date hereof. No event has occurred since ___________________, which has affected the good standing of the Company under the laws of the State of __________.

           2.      No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

        3.      Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Mortgage Loan Purchase Agreement (the “Purchase Agreement”), dated as of December 1, 2000 among Credit Suisse First Boston Mortgage Securities Corp. (the “Purchaser”), Credit Suisse First Boston Mortgage Capital LLC, the Company and certain other entities named therein and (b) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement (the “Pooling Agreement”) dated as of December 1, 2000 among the Purchaser, U.S. Bank National Association, as trustee, and the Master Servicers named therein, was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

        4.      Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on ___________ __, 2000, (the “Resolutions”) with respect to the transactions contemplated by the Purchase Agreement and the Pooling Agreement; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

        5.       Attached hereto as Attachment III is a Certificate of Good Standing of the Company dated ____________________.

        6.       All of the representations and warranties of the Company contained in the Purchase Agreement are true and correct in all material respects as of the date hereof.

        7.      The Company has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement.

           All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated: December __, 2000

[NAME OF ORIGINATOR By: Name: Title:

          I, ___________________, a ____________ of ______________________, hereby certify that ______________________ is a duly elected, qualified and acting __________ of the Company and that the signature appearing above is his/her genuine signature.

           IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: December __, 2000

[NAME OF ORIGINATOR By: Name: Title:

EXHIBIT 4

[FORM OF OPINION OF COUNSEL TO THE ORIGINATOR]